Receivable From Railway Program Execution Unit	12 Months Ended
Dec. 31, 2017
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Receivable From Railway Program Execution Unit
38.	RECEIVABLE FROM RAILWAY PROGRAM EXECUTION UNIT

On September 11, 1998, the subsidiary Ferrosur Roca S.A. started a legal action to request compensation for the use of the railway by the Provincial Railway Program Execution Unit against the Province of Buenos Aires and the Provincial Railway Program Execution Unit.

During 2016, the Company reassessed the measurement of the receivable which amounted to 78,346,682 as of December 31, 2016.

During 2017, final agreement was accepted by the Province of Buenos Aires and Ferrosur Roca S.A. The Company considered in its assessment all the available evidence and concluded that the valuation of the asset as of December 31, 2017 amounts to 117,407,006. According to the opinion of the Company’s local legal advisors, the estimate period of collection will be over the next twelve months after the year-end.